UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 11, 2006

Keithley Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-9965	34-0794417
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28775 Aurora Road, Solon, Ohio		44139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(440) 248-0400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 11, 2006, Keithley Instruments, Inc. announced that its Board of Directors formed a committee of independent directors to investigate the Company's option grant practices. The committee was formed following a preliminary internal review of the Company's option grant practices initiated by the Company's management in light of concerns raised at other companies.

The Company also announced that a derivative lawsuit has been filed against certain of the Company's directors and current and former officers alleging breach of fiduciary duty and unjust enrichment based on general allegations that options were backdated in certain years.

The Company's press release dated August 11, 2006 is attached as Exhibit 99.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keithley Instruments, Inc.

August 14, 2006	By:	Joseph P. Keithley

Name: Joseph P. Keithley
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99	Press Release Dated August 11, 2006